                                                                    EXHIBIT 10.2

                            FIRST AMENDMENT TO LEASE

      THIS FIRST AMENDMENT TO LEASE (this "Amendment") is made this 19th day of January, 2004, between RADNOR PROPERTIES-145 KOP, L.P., a Delaware limited partnership ("Landlord"), whose address is c/o The Rubenstein Company, L.P., 4100 One Commerce Square, 2005 Market Street, Philadelphia, PA 19103; and CENTOCOR, INC., a Pennsylvania corporation ("Tenant"), with offices at 200 Great Valley Parkway, Malvern, PA 19355.

                                   BACKGROUND

      A. Landlord and Tenant entered into an Office and Cafeteria Lease dated June 21, 2002 (hereinafter referred to as the "Lease"), whereby Tenant is presently in possession of premises containing 21,500 rentable square feet of space located on the first (1st) floor (the "Demised Premises") in the building currently known as Building 1 at the Radnor Technology and Research Center, or such other name as Landlord may from time to time designate, located at 145 King of Prussia Road, Radnor Township, Delaware County, Pennsylvania 19087 (the "Building"). The term of the Lease (the "Lease Term") is currently scheduled to expire on March 31, 2007.

      B. Tenant desires to extend the Lease Term, and Landlord is willing to so extend the Lease Term, all on and subject to the terms set forth herein.

      C. Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

                                      TERMS

      NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and intending to be legally bound, agree as follows:

      1. DEFINITIONS. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein.

      2. TERM. The Lease Term is hereby extended for an additional period of thirty-six (36) months from its current expiration (the "Extended Lease Term"), thereby commencing on April 1, 2007 (the "Extended Lease Term Commencement Date") and continuing until, through and including, and expiring at 11:59 P.M. local time on March 31, 2010 (the "Extended Lease Term Expiration Date").

      3. BASE RENT.

            3.1. AMOUNT AND PAYMENT. The Lease is hereby amended to reflect that Tenant's obligation to pay Base Rent to Landlord with respect to the Demised Premises during the Extended

Lease Term shall commence on the Extended Lease Term Commencement Date, and shall continue to accrue during the Extended Lease Term as set forth below:

  FROM       TO     ANNUAL BASE RENTAL RATE/RSF  MONTHLY BASE RENT  ANNUAL BASE RENT
--------  --------  ---------------------------  -----------------  ----------------
04/01/07  03/31/10             $21.40               $38,341.67         $460,100.04

All rent shall be payable in accordance with paragraph 3.1 of the Lease.

      4. CONDITION; IMPROVEMENTS. Tenant acknowledges that it accepts the Demised Premises in its present "AS IS" condition, without any obligation by Landlord to perform any alterations, improvements, redecorating or other work therein, or to provide any construction or monetary allowance with respect thereto.

      5. RENEWAL. Section 30 of the Lease is hereby amended by deleting the reference to March 31, 2007 and inserting March 31, 2010.

      6. BROKER. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than The Rubenstein Brokerage Group, Inc. and Brite Realty Services, Inc. ("Brokers"), and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent, other than Brokers, employed or engaged by it or claiming to have been employed or engaged by it. Each of the Brokers is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to each of the Brokers pursuant to a separate agreement between Landlord and each of the respective Brokers.

      7. CONFESSION OF JUDGMENT. Tenant hereby grants the warrants of attorney to Landlord to confess judgment against Tenant as set forth in Paragraph 12.7 of the Lease, all of the terms and conditions of which are incorporated herein by reference. The parties further acknowledge the effectiveness of such confession of judgment as if fully set forth herein.

      8. NO DEFAULT. Tenant represents, warrants and covenants that, to the best of Tenant's knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred which, with the passage of time or the giving of notice, or both, would constitute a default by either Landlord or Tenant thereunder.

      9. EFFECT OF AMENDMENT. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

      10. MISCELLANEOUS. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof.

      IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge the one to the other that they possess the requisite authority to enter into this transaction and to execute this Amendment.

                                            LANDLORD:

WITNESS:                                    RADNOR PROPERTIES-145 KOP, L.P.

                                            By: Radnor GP-145 KOP, L.L.C.,
                                                 General Partner

/s/ JAMES MULLARKEY                         By: /s/ [ILLEGIBLE]
---------------------------                     ----------------------------
                                                Authorized Signatory

                                            TENANT:

WITNESS:                                    CENTOCOR, INC.

/s/ JILL TIRACORDA                          By: /s/ RICHARD A. BIERLY
---------------------------                     ----------------------------
Name: Jill Tiracorda                            Name: Richard A. Bierly
                                                Title: V.P. Finance